The date of this supplement is October 2, 2006.

F120-041 10/2/06

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

Supplement to prospectus dated May 1, 2006

The Portfolio Management paragraph in Section 3 of the prospectus is amended to reflect the following change:

Effective October 2, 2006, Sudhir Nanda became Chairman of the Investment Advisory Committee. Mr. Nanda joined T. Rowe Price in 2000 and has been managing investments since 1999.